NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2006	2005
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 48,744	$ 45,782
Special deposits	17,804	103,789
Investments in securitizable assets	272,131	252,801
Receivables, less provision for uncollectible
accounts of $25,879 in 2006 and $24,444 in 2005	439,730	901,516
Unbilled revenues	78,916	175,853
Taxes receivable	125,665	-
Fuel, materials and supplies	159,120	206,557
Marketable securities - current	61,769	56,012
Derivative assets - current	168,778	403,507
Prepayments and other	92,861	129,242
Assets held for sale	856,925	101,784
	2,322,443	2,376,843

Property, Plant and Equipment:
Electric utility	6,679,131	6,378,838
Gas utility	842,800	825,872
Competitive energy	21,373	908,776
Other	274,163	254,659
	7,817,467	8,368,145
Less: Accumulated depreciation	2,552,349	2,551,322
	5,265,118	5,816,823
Construction work in progress	621,906	600,407
	5,887,024	6,417,230

Deferred Debits and Other Assets:
Regulatory assets	2,102,778	2,483,851
Goodwill	287,591	287,591
Prepaid pension	274,501	298,545
Marketable securities - long-term	49,632	56,527
Derivative assets - long-term	320,228	425,049
Other	214,755	223,439
	3,249,485	3,775,002

Total Assets	$ 11,458,952	$ 12,569,075

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2006	2005
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 131,000	$ 32,000
Long-term debt - current portion	26,731	22,673
Accounts payable	563,332	972,368
Accrued taxes	-	95,210
Accrued interest	41,829	47,742
Derivative liabilities - current	187,030	402,530
Counterparty deposits	6,663	28,944
Other	302,430	272,252
Liabilities of assets held for sale	356,466	101,511
	1,615,481	1,975,230

Rate Reduction Bonds	1,247,175	1,350,502

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,400,547	1,306,340
Accumulated deferred investment tax credits	93,608	95,444
Deferred contractual obligations	300,951	358,174
Regulatory liabilities	844,289	1,273,501
Derivative liabilities - long-term	185,482	272,995
Other	356,331	364,157
	3,181,208	3,670,611

Capitalization:
Long-Term Debt	2,945,024	3,027,288

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,126,947 shares issued
and 153,714,955 shares outstanding in 2006 and
174,897,704 shares issued and 153,225,892 shares
outstanding in 2005	875,635	874,489
Capital surplus, paid in	1,441,298	1,437,561
Deferred contribution plan - employee stock
ownership plan	(40,162)	(46,884)
Retained earnings	433,273	504,301
Accumulated other comprehensive income	4,604	19,987
Treasury stock, 19,676,058 shares in 2006
and 19,645,511 shares in 2005	(360,784)	(360,210)
Common Shareholders' Equity	2,353,864	2,429,244
Total Capitalization	5,415,088	5,572,732

Total Liabilities and Capitalization	$ 11,458,952	$ 12,569,075

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,670,531	$ 1,531,613	$ 3,817,919	$ 3,764,577

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	1,106,280	979,925	2,643,480	2,649,087
Other	266,701	272,390	575,472	517,489
Wholesale contract market changes, net	12,861	69,574	19,691	258,466
Restructuring and impairment charges	3,282	2,120	8,425	23,654
Maintenance	49,200	50,219	87,621	86,522
Depreciation	59,589	55,124	118,355	110,258
Amortization	(1,078)	24,026	57,394	47,119
Amortization of rate reduction bonds	43,997	41,116	92,675	86,906
Taxes other than income taxes	54,442	53,210	130,867	127,404
Total operating expenses	1,595,274	1,547,704	3,733,980	3,906,905
Operating Income/(Loss)	75,257	(16,091)	83,939	(142,328)

Interest Expense:
Interest on long-term debt	36,716	32,833	72,527	63,056
Interest on rate reduction bonds	18,982	22,235	38,863	45,273
Other interest	7,626	8,230	13,626	11,314
Interest expense, net	63,324	63,298	125,016	119,643
Other Income, Net	12,676	10,288	28,096	16,194
Income/(Loss) from Continuing Operations Before
Income Tax Expense/(Benefit)	24,609	(69,101)	(12,981)	(245,777)
Income Tax Expense/(Benefit)	8,920	(32,104)	(9,385)	(96,873)
Income/(Loss) from Continuing Operations Before
Preferred Dividends of Subsidiary	15,689	(36,997)	(3,596)	(148,904)
Preferred Dividends of Subsidiary	1,389	1,389	2,779	2,779
Income/(Loss) from Continuing Operations	14,300	(38,386)	(6,375)	(151,683)
Discontinued Operations:
Income from Discontinued Operations,
Before Income Taxes	20,364	18,469	38,847	11,464
Loss from Sale of Discontinued Operations	(5,578)	-	(6,478)	-
Income Tax Expense	6,844	7,787	13,858	5,204
Income from Discontinued Operations	7,942	10,682	18,511	6,260
Net Income/(Loss)	$ 22,242	$ (27,704)	$ 12,136	$ (145,423)

Basic and Fully Diluted Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 0.09	$ (0.30)	$ (0.04)	$ (1.17)
Income from Discontinued Operations	0.05	0.09	0.12	0.05
Basic and Fully Diluted Earnings/(Loss) Per Common Share	$ 0.14	$ (0.21)	$ 0.08	$ (1.12)

Basic Common Shares Outstanding (average)	153,628,709	129,520,644	153,535,675	129,399,574

Fully Diluted Common Shares Outstanding (average)	153,922,635	129,520,644	153,809,133	129,399,574

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30,
	2006	2005
	(Thousands of Dollars)
Operating Activities:
Net income/(loss)	$ 12,136	$ (145,423)
Adjustments to reconcile to net cash flows
provided by operating activities:
Wholesale contract market changes, net	19,691	203,572
Restructuring and impairment charges	6,715	47,812
Bad debt expense	21,181	15,229
Depreciation	121,445	116,349
Deferred income taxes	168,525	(92,457)
Amortization	57,394	47,119
Amortization of rate reduction bonds	92,675	86,906
(Deferral)/amortization of recoverable energy costs	(7,616)	31,544
Pension expense	18,454	16,465
Regulatory refunds	(141,968)	(59,929)
Derivative assets and liabilities	(76,793)	13,158
Deferred contractual obligations	(50,282)	(43,407)
Other non-cash adjustments	(20,545)	34,804
Other sources of cash	22,147	4,148
Other uses of cash	(5,548)	(31,530)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	543,368	85,656
Fuel, materials and supplies	33,108	8,141
Investments in securitizable assets	(19,330)	(108,491)
Other current assets	11,664	(18,522)
Accounts payable	(408,632)	(11,856)
Counterparty deposits and margin special deposits	63,299	80,468
(Taxes receivable)/accrued taxes	(220,875)	25,886
Other current liabilities	(27,066)	(27,243)
Net cash flows provided by operating activities	213,147	278,399

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(370,652)	(327,081)
Competitive energy assets	(10,051)	(4,989)
Cash flows used for investments in property and plant	(380,703)	(332,070)
Net proceeds from sale of property	150	23,792
Cash payment for sale of competitive businesses	(19,429)	-
Proceeds from sales of investment securities	84,695	54,532
Purchases of investment securities	(79,903)	(56,003)
Other investing activities	(1,139)	5,543
Net cash flows used in investing activities	(396,329)	(304,206)

Financing Activities:
Issuance of common shares	4,068	7,565
Issuance of long-term debt	250,000	200,000
Retirement of rate reduction bonds	(103,327)	(96,729)
Increase/(decrease) in short-term debt	99,000	(2,844)
Reacquisitions and retirements of long-term debt	(10,631)	(48,459)
Cash dividends on common shares	(54,025)	(41,629)
Other financing activities	1,059	16,397
Net cash flows provided by financing activities	186,144	34,301
Net increase in cash and cash equivalents	2,962	8,494
Cash and cash equivalents - beginning of period	45,782	46,989
Cash and cash equivalents - end of period	$ 48,744	$ 55,483

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.